Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 21, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Active Allocation Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information-for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5	R6
Management Fees	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	None	None
Other Expenses[2]	0.14	0.14	0.14	0.14	0.13	0.13
Acquired Fund Fees and Expenses[2]	0.56	0.56	0.56	0.56	0.56	0.56
Total Annual Fund Operating Expenses	1.04	1.79	1.29	0.79	0.78	0.78
(1)	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
(2)	“Other Expenses” and “Acquired Fund Fees and Expenses” have been restated to reflect current fees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
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Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$650	$863	$1,092	$1,751
Class C	$282	$563	$970	$2,105
Class R	$131	$409	$708	$1,556
Class Y	$81	$252	$439	$978
Class R5	$80	$249	$433	$966
Class R6	$80	$249	$433	$966
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$650	$863	$1,092	$1,751
Class C	$182	$563	$970	$2,105
Class R	$131	$409	$708	$1,556
Class Y	$81	$252	$439	$978
Class R5	$80	$249	$433	$966
Class R6	$80	$249	$433	$966
The following risks are added in substantially similar form under the heading “Principal Risks of Investing in the Fund” in the Summary Prospectus and under each of the headings “Fund Summary – Principal Risks of Investing in the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies – Risks – Investments in The Underlying Funds” in the Statutory Prospectus:
Active Trading Risk. Active trading of portfolio securities may result in high brokerage costs, which may lower an underlying fund’s actual return. Active trading also may increase the proportion of an underlying fund’s gains that are short term, which are taxed at a higher rate than long term gains.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because an underlying fund’s NAV is determined in U.S. dollars, an underlying fund’s NAV could decline if the currency of the non-U.S. market in which an underlying fund invests depreciates against the U.S. dollar, even if the value of an underlying fund’s holdings, measured in the foreign currency, increases.
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Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with an underlying ETF fund. An underlying ETF fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. The risk may be heightened to the extent that securities held by an underlying ETF fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF fund and no other AP is able to step forward to create or redeem creation units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
Cash Transaction Risk. Unlike most ETFs, certain underlying ETF funds effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of each underlying ETF fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at an underlying ETF fund level. Because these underlying ETF funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Certain funds may recognize a capital gain on these sales that might not have been incurred if an underlying ETF fund had made a redemption in-kind, and this may decrease the tax efficiency of an underlying fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between an underlying ETF fund and conventional ETFs.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Concentration Risk. An underlying fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting an underlying fund more than the market as a whole, to the extent that an underlying fund’s investments are concentrated in the securities of a particular issuer or issuers, sector or asset class. An underlying fund may be more adversely affected by the underperformance of those securities than an underlying fund that does not concentrate its investments.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.
Correlation Risk. Changes in the value of the asset classes in which an underlying fund invests or specific investments within those asset classes may not track or offset each other in the manner anticipated by the underlying fund’s investment adviser. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and investments, to the extent either the three asset classes or the selected countries and investments become correlated in a way not anticipated by the underlying fund’s investment adviser, an underlying fund’s risk allocation process may not produce the intended result of balancing risk and could instead result in magnified risks and loss.
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Currency Risk. Certain underlying funds will invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each underlying fund’s NAV is determined in U.S. dollars, an underlying fund fund’s NAV could decline if the currency of the non-U.S. market in which an underlying fund invests depreciates against the U.S. dollar, even if the value of an underlying fund’s holdings, measured in the foreign currency, increases. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing an underlying fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which an underlying fund invests, causing an adverse impact on an underlying fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold shares.
When an underlying fund receives income in foreign currencies, an underlying fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which those funds convert the foreign currencies to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if they have insufficient cash in U.S. dollars to meet distribution requirements.
Furthermore, an underlying fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to an underlying fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. Such funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forwards, futures or options contracts to purchase or sell foreign currencies.
Defaulted Securities Risk. Defaulted securities, where the issuer has defaulted on the payment of interest and/or principal, are speculative and involve substantial risks. Generally, an underlying fund will invest in defaulted securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. There can be no assurance that an underlying fund will achieve these returns or that the issuer will make an exchange offer. An underlying fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Exchange-Traded Fund Industry Concentration Risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or industry group, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, an underlying fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and under perform other industries, industry groups, or the market as a whole.
Financials Sector Risk. Certain underlying funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an underlying fund may purchase may
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themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Utilities Sector Risk. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utilities companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. The effects of a national energy policy and lengthy delays, increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, which may include the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may also negatively impact these companies.
Technological innovations may render existing plants, equipment or products obsolete, and companies may experience difficulty in obtaining regulatory approval of new technologies; a lack of compatibility of telecommunications equipment; and may be affected by the potential impact of terrorist activities on the utility industry and its customers, as well as the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and may adversely impact an underlying fund’s portfolio securities performance. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utilities companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utilities company.
Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund. When an underlying fund invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
Geographic Concentration Risk. Underlying funds that are less diversified across geographic regions or countries are generally riskier than more geographically diversified underlying funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time. A natural or other disaster could occur in a country or geographic region in which an underlying fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact an underlying fund’s investments in the affected region.
Taiwan Investment Risk. Investments in Taiwanese issuers may subject an underlying fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing
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tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. The Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, and the United States. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may cause an adverse impact on the Taiwanese economy.
Income Risk. An underlying fund’s income may decline when interest rates fall because the fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. To the extent that an underlying fund invests in lower yielding bonds, and as the bonds in its portfolio mature, the fund needs to purchase additional bonds, thereby reducing an underlying fund’s income.
Index Risk. Unlike many investment companies that are “actively managed,” certain underlying funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of their respective underlying index. Therefore, an underlying fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective underlying index, even if that security generally is underperforming. If a specific security is removed from an underlying index, certain underlying funds may be forced to sell shares of the security at an inopportune time or for a price lower than the security’s current market value. An underlying index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, an underlying fund’s investment adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, an underlying fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.
Issuer-Specific Changes Risk. The performance of an underlying fund depends on the performance of individual securities to which an underlying fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Limited Number of Holdings Risk. An underlying fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on an underlying fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in an underlying fund.
Liquidity Risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Market Trading Risk. Certain underlying funds face numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Although the shares of an underlying fund are listed for trading on a securities exchange, there can be no assurance that an active trading market for the shares will develop or be maintained by market makers or APs, that the shares will continue to trade on any such exchange or that the shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the shares trading at a premium or discount to an underlying fund’s NAV. As a result, an investor could lose money over short or long periods. Further, an underlying fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads
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vary over time based on trading volume and market liquidity (including for the underlying securities held by an underlying fund), and are generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Additionally, in stressed market conditions, the market for the shares may become less liquid in response to deteriorating liquidity in the markets for an underlying fund’s portfolio holdings, which may cause a variance in the market price of the shares and their underlying value.
Non-Correlation Risk. An underlying fund’s returns may not match the return of its underlying index (that is, it may experience tracking error) for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to its underlying index and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of its underlying index. To the extent that an underlying fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on an underlying fund. Additionally, if an underlying fund uses a sampling approach, it may result in returns for an underlying fund that are not as well-correlated with the return of its respective underlying index as would be the case if an underlying fund purchased all of the securities in its underlying index in the proportions represented in the underlying index.
The performance of an underlying fund and its underlying index may vary due to asset valuation differences and differences between an underlying fund’s portfolio and its underlying index resulting from legal restrictions, costs or liquidity constraints. Additionally, an underlying fund that issues or redeems creation units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed creation units principally in-kind. An underlying fund may fair value certain of the securities it holds. To the extent an underlying fund calculates its NAV based on fair value prices, which may contribute to tracking error, an underlying fund’s ability to track its underlying index may be adversely affected. Since each underlying index is not subject to the tax diversification requirements to which each Fund must adhere, an underlying fund may be required to deviate its investments from the securities contained in, and relative weightings of, its underlying index. An underlying fund may not invest in certain securities included in its respective underlying index due to liquidity constraints. Liquidity constraints also may delay an underlying fund’s purchase or sale of securities included in its respective underlying index. For tax efficiency purposes, an underlying fund may sell certain securities to realize losses, causing it to deviate from its respective underlying index.
Each underlying ETF fund generally attempts to remain fully invested in the constituents of its respective underlying index. However, the Adviser may not fully invest an underlying fund at times, either as a result of cash flows into an underlying fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets (particularly when an underlying fund is new and has operated for only a short period). The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact an underlying fund’s ability to track its underlying index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, an underlying fund or other client accounts to suffer disadvantages or business restrictions. As a result, an underlying fund may be restricted in its ability to acquire particular securities due to positions held by an underlying fund and the Adviser’s affiliates.
Operational Risk. Operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. An underlying fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
REIT Risk. Although an underlying fund will not invest in real estate directly, the REITs which may be included in its portfolio are subject to risks inherent in the direct ownership of real estate. These risks
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include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.
Rule 144A Securities Risk. An underlying fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. As such Rule 144A securities may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. In addition, transaction costs may be higher for restricted securities than for more liquid securities. Delay or difficulty in selling such securities may result in a loss to an underlying fund.
Sampling Risk. The use of a representative sampling approach may result in an underlying fund holding a smaller number of securities than are in its underlying index. As a result, an adverse development to an issuer of securities that an underlying fund holds could result in a greater decline in NAV than would be the case if an underlying fund held all of the securities in its underlying index. To the extent the assets in an underlying fund are smaller, these risks will be greater. In addition, by sampling the securities in an underlying index, an underlying fund faces the risk that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of an underlying fund’s underlying index, thereby increasing tracking error.
Taxable Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by an underlying fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing an underlying fund to further losses. Whether or not an underlying fund takes delivery of the securities at the termination date of a TBA transaction, an underlying fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. If an underlying fund sells short TBA mortgages that it does not own and the mortgages increase in value, an underlying fund may be required to pay a higher price than anticipated to purchase the deliverable mortgages to settle the short sale and thereby incur a loss. A short position in TBA mortgages poses more risk than holding the same TBA mortgages long. It is possible that the market value of the mortgage securities an underlying fund holds in long positions will decline at the same time that the market value of the mortgage securities an underlying fund has sold short increases, thereby magnifying any losses. The more an underlying fund pays to purchase the mortgage securities sold short, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what an underlying fund originally paid for the TBA mortgage, together with any transaction costs. In short transactions, there is no limit on how much the price of a security can increase, thus an underlying fund’s exposure is theoretically unlimited. An underlying fund normally closes a short sale of TBA mortgages that it does not own by purchasing mortgage securities on the open market and delivering them to the broker. An underlying fund may not always be able to complete or “close out” the short position by purchasing mortgage securities at a particular time or at an acceptable price. An underlying fund incurs a loss if an underlying fund is required to buy the deliverable mortgage securities at a time when they have appreciated in value from the date of the short sale. An underlying fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions results in a form of leverage. As a result, changes
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in the value of an underlying fund’s investments will have a larger effect on its share price than if it did not engage in these transactions.
Volatility Risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
When-Issued, Delayed Delivery and Forward Commitments Risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, an underlying fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in an underlying fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase an underlying fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities an underlying fund has committed to purchase prior to the time delivery of the securities is made, although an underlying fund may earn income on securities it has set aside to cover these positions.
Zero Coupon or Pay-in-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
The first sentence of the fourth paragraph under “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Classification” in the Statement of Additional Information is replaced in its entirety with the following:
The Funds of Funds’ most recent Annual or Semi-Annual Report contains a list of Underlying Funds and the weightings as of the end of the most recently completed fiscal period for each Fund of fund.
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